                                                                    Exhibit 99.1
                                                                    ------------

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                     FOR THE PERIOD ENDED FEBRUARY 28, 2001

--------------------------------------------------------------------------------

                                               :
In re:                                         :     Chapter 11
                                               :
LTV STEEL COMPANY, INC.,                       :     Jointly Administered
a New Jersey corporation, et al.,              :     Case No. 00-43866

                                               :
                            Debtors.           :     Judge William T. Bodoh



         As Vice President and Controller of The LTV Corporation ("LTV"), a corporation organized under the laws of the State of Delaware and one of the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors"), I hereby affirm that:

         1. I have reviewed the following statements for the period ended February 28, 2000 attached hereto (collectively, the "Statements"): Summary Statement of Income, Summary Statement of Cash Flows, Summary Balance Sheet, Balance Sheet Statistics and Summary of Cash Balances and Receipts and Disbursements (as of March 1, 2001).

         2. The Statements are based on the Debtors' books and records maintained in the ordinary course of business. The Statements have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the relevant information for the applicable period.

         3. As agreed with the Office of the United States Trustee (the "U.S. Trustee"), the Debtors will submit a Statement of Compensation only when necessary or appropriate to revise or update the information previously provided to the U.S. Trustee.

         4. The insurance described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases (the "Operating Instructions") issued by the U.S. Trustee remains in force.

         5. All postpetition taxes, as described in Sections 1 and 14 of the Operating Instructions, are current and have been paid in the ordinary course of business.

         6.  No  professional   fees  have  been  paid  without  specific  court
authorization.

         The Statements were prepared by LTV under my direction and supervision. LTV verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct.

Dated:  March 20, 2001                      /s/ Eric W. Evans
                                            -----------------
                                            Eric W. Evans
                                            Vice President and Controller
                                            The LTV Corporation

SUMMARY STATEMENT OF INCOME

FEBRUARY 2001

===================================================================================================================================
                                                          CURRENT MONTH                  YEAR-TO-DATE
                                                  ----------------------------    --------------------------
($ MILLIONS)                                           2001           2000           2001            2000
------------------------------------------------------------------------------    --------------------------
REVENUE

     INTEGRATED STEEL                               $   202.7      $   303.7      $   416.2      $   589.5
     METAL FABRICATION                                  109.0          135.8          232.6          269.8
     LESS: INTERSEGMENT SALES                            (8.8)         (13.3)         (20.4)     $   (23.5)
                                                    ---------      ---------      ---------      ---------
             TOTAL REVENUE                          $   302.9      $   426.2      $   628.4      $   835.8
                                                    =========      =========      =========      =========

PRETAX RESULTS

     INTEGRATED STEEL                               $   (47.3)     $    (7.4)     $   (97.7)     $   (23.0)
     METAL FABRICATION                                   (1.7)           5.6           (2.4)          10.6
     LEADING STEEL TECHNOLOGIES                          (3.8)          (0.6)          (8.2)           0.1
     INTEREST EXPENSE                                    (4.4)          (7.8)          (9.2)         (15.9)
     CORPORATE AND OTHER                                 (1.8)          (0.9)          (4.1)          (1.3)
     CHAPTER 11 ADMINISTRATIVE EXPENSES, NET             (6.5)          --             (9.1)          --
                                                    ---------      ---------      ---------      ---------
         PRETAX INCOME (LOSS)                           (65.5)         (11.1)        (130.7)         (29.5)
                                                    ---------      ---------      ---------      ---------

TAX PROVISION                                            (1.0)          (1.1)          (2.0)          (2.2)
                                                    ---------      ---------      ---------      ---------
NET INCOME (LOSS)                                   $   (66.5)     $   (12.2)     $  (132.7)     $   (31.7)
                                                    ---------      =========      ---------      =========
EPS                                                 $   (0.67)     $   (0.13)     $   (1.33)     $   (0.33)
                                                    =========      =========      =========      =========




===================================================================================================================================

                                                                            2001 BETTER (WORSE) THAN 2000
                                                                   ----------------------------------------------------------------
PRETAX INCOME VARIANCE                                              CURRENT MONTH                 YEAR-TO-DATE
--------------------------------------------------                 ---------------               --------------
INTEGRATED STEEL                                                   $   (39.9)                    $   (74.7)

METAL FABRICATION                                                       (7.3)                        (13.0)

LEADING STEEL TECHNOLOGIES                                              (3.2)                         (8.3)

INTEREST EXPENSE, CORPORATE AND OTHER                                    2.5                           3.9

CHAPTER 11 ADMINISTRATIVE EXPENSES                                      (6.5)                         (9.1)
                                                                   ---------                     ---------

                                                                   $   (54.4)                    $  (101.2)
                                                                   =========                     =========

================================================================================

(A)      INTEGRATED STEEL - FLAT ROLLED, LSE
(B) METAL FABRICATION - LTV COPPERWELD, VP BUILDINGS AND OTHER (GALVTECH, TWB AND LAGERMEX, ETC.)
(C)      LEADING STEEL TECHNOLOGIES - TRICO STEEL, CLIFFS AND ASSOCIATES
(D)      CORPORATE AND OTHER - GENERAL CORPORATE EXPENSES AND OTHER INCOME
         AND EXPENSE



                                                                                                    SUMMARY STATEMENT OF CASH FLOWS

                                                                                                                      FEBRUARY 2001

===================================================================================================================================

($ MILLIONS)                                                                               MONTH               YEAR-TO-DATE
-----------------------------------------------------------------------------------------------------------------------------------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS                                                  $   (66.5)             $  (132.7)
     NONCASH EQUITY (INCOME) LOSS OF JOINT VENTURES                                           3.8                    8.2
     DEPRECIATION AND AMORTIZATION                                                           24.3                   47.8
     PENSION FUNDING (MORE) LESS THAN EXPENSE                                                 3.8                    9.0
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE                                                  (2.1)                  (3.9)
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                                                       (20.2)                  88.3
     CHANGES IN OTHER ASSETS AND LIABILITIES                                                 33.5                   20.4
                                                                                        ---------              ---------
         OPERATING ACTIVITY                                                                 (23.4)                  37.1
     PROPERTY ADDITIONS                                                                      (8.9)                 (17.4)
     INVESTMENTS IN STEEL-RELATED BUSINESSES                                                 (0.3)                  (0.5)
                                                                                        ---------              ---------
         CHANGE IN CASH AND CASH EQUIVALENTS

             BEFORE CHANGE IN DEBT                                                          (32.6)                  19.2
             CHANGE IN BORROWINGS                                                            --                      1.9
                                                                                        ---------              ---------
         CHANGE IN CASH AND CASH EQUIVALENTS                                                (32.6)                  21.1
BEGINNING CASH AND CASH EQUIVALENTS                                                         122.1                   68.4
                                                                                        ---------              ---------
ENDING CASH AND CASH EQUIALENTS                                                         $    89.5              $    89.5
                                                                                        =========              =========



SUMMARY BALANCE SHEET

FEBRUARY 2001

===================================================================================================================================
                                                                                       FEBRUARY 28,             DECEMBER 31,
                                                                                       --------------------------------------------
($ MILLIONS)                                                                              2001                      2000
-----------------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                                                         $    89.5                $    68.4
      RECEIVABLES                                                                           546.1                    504.8
      INVENTORIES                                                                           896.9                    970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER                                                   28.3                     24.9
                                                                                        ---------                ---------
                                                                                          1,560.8                  1,569.0
                                                                                        ---------                ---------
NONCURRENT ASSETS

      PROPERTY, PLANT AND EQUIPMENT                                                       3,218.5                  3,248.7
      INVESTMENTS IN AFFILIATES                                                             232.6                    239.5
      OTHER NONCURRENT ASSETS                                                               433.4                    450.0
                                                                                        ---------                ---------
                                                                                          3,884.5                  3,938.2
                                                                                        ---------                ---------
TOTAL ASSETS                                                                            $ 5,445.3                $ 5,507.2
                                                                                        =========                =========



CURRENT LIABILITIES

      ACCOUNTS PAYABLE                                                                  $   101.0                $    45.4
      ACCRUED EMPLOYEE COMPENSATION                                                         101.6                     55.9
      ACCRUED LIABILITIES AND OTHER                                                          91.5                     53.1
      LONG TERM SECURED DEBT IN DEFAULT                                                     669.3                    667.4
                                                                                        ---------                ---------
                                                                                            963.4                    821.8
                                                                                        ---------                ---------
NONCURRENT LIABILITIES

      POSTEMPLOYMENT HEALTH CARE BENEFITS                                                    45.6                     45.6
      PENSION BENEFITS                                                                        3.8                      4.1
      OTHER EMPLOYEE BENEFITS                                                                 1.4                      1.3
      LONG-TERM DEBT                                                                         --                       --
      OTHER                                                                                  42.4                     50.7
                                                                                        ---------                ---------
                                                                                             93.2                    101.7
                                                                                        ---------                ---------
LIABILITIES SUBJECT TO COMPROMISE                                                         3,798.9                  3,858.1
                                                                                        ---------                ---------
TOTAL SHAREHOLDERS' EQUITY                                                                  589.8                    725.6
                                                                                        ---------                ---------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                              $ 5,445.3                $ 5,507.2
                                                                                        =========                =========


                                                                                                            BALANCE SHEET STATISTICS

                                                                                                                      FEBRUARY 2001

===================================================================================================================================

($ MILLIONS)                                                               February 28, 2001                  January 31, 2001
-------------------------------------------------------------------------------------------------        --------------------------

ACCOUNTS RECEIVABLE - AGING                                             AMOUNT              %              AMOUNT              %
                                                                       ---------        ---------        ---------        ---------
CURRENT                                                                $     378             69.1%       $     361             70.8%
0-30 DAYS                                                                     95             17.4%              85             16.7%
31-60 DAYS                                                                    40              7.3%              35              6.9%
61-90 DAYS                                                                    17              3.1%              13              2.5%
 + 90 DAYS                                                                    17              3.1%              16              3.1%
                                                                       ---------        ---------        ---------        ---------
                                                                       $     547            100.0%       $     510            100.0%
                                                                       =========        =========        =========        =========


                                                                           February 28, 2001                  January 31, 2001
                                                                       --------------------------        ---------------------------

ACCOUNTS PAYABLE -DAYS PAYABLES OUTSTANDING                                        19                                13



             Summary of Cash Balances and Receipts and Disbursements
                             as of February 28, 2001
                                 ($ in Millions)


                                                                                                       2/28/01
                                                                              Thru           ---------------------------
                                                                            2/27/01           Activity           Balance
                                                                           ---------         ---------         ---------
 Beginning of Month Cash Balance                                           $   122.8                           $   122.8

 Receipts                                                                      279.6         $    17.7             297.3

 Disbursements                                                                (321.4)            (12.4)           (333.8)
                                                                           ---------         ---------         ---------
    Increase (Decrease) in Cash                                                (41.8)              5.3             (36.5)

                                                                           ---------         ---------         ---------
 Cash Balance                                                              $    81.0         $     5.3         $    86.3
                                                                           =========         =========         =========

Cash Balance Detail

        LTV Steel                                                          $     5.2               0.2         $     5.4
        Subsidiaries                                                             1.8              (0.2)              1.6
        SAP Transactions                                                        (7.7)              0.5              (7.2)
        LTV Corp   Chase                                                         1.1               3.6               4.7
                   Chase Collection                                              3.3              --                 3.3
                   Mellon                                                        4.9              (1.0)              3.9
                   Investments                                                  47.1              (5.0)             42.1
        LSE                                                                      1.2              --                 1.2
        VP Buildings                                                            20.8              (0.4)             20.4
        Copperweld                                                               2.8               7.2              10.0
        Welded Tube                                                              0.1               0.4               0.5
        Kingsley Ins                                                             0.4              --                 0.4

                                                                           ---------         ---------         ---------
           Total Cash and Investments                                      $    81.0         $     5.3         $    86.3
                                                                           =========         =========         =========
